Commitments and Contingencies	12 Months Ended
Dec. 31, 2022
Other Provisions, Contingent Liabilities, and Contingent Assets [Abstract]
Commitments and Contingencies	Commitments and Contingencies
Commitments—The Company’s unconditional purchase commitments are as follows:

(in millions)	December 31, 2022	December 31, 2021
Contracts for capital expenditures	$2,774	$2,995
Contracts for operating expenditures	3,587	3,405
	$6,361	$6,400
Due within the next 12 months	$2,732	$3,543

In addition to the above, the Company obtained letters of credit to primarily guarantee payments for utility supplies and foreign statutory payroll related charges. The Company has obtained letters of credit of $20 million and $20 million at December 31, 2022 and 2021, respectively, and bank guarantees of $4 million and $3 million at December 31, 2022 and 2021, respectively.
The Company has a patent license agreement with LSI Technology Corporation (“LSI”) under which the parties grant to one another a license to use certain of each other’s patents. Under the terms of the patent license agreement, the Company may provide wafer capacity in lieu of payment for royalties. Such royalties under the patent license agreement are waived until such time the interest of LSI in SMP falls below 49%. In exchange, the Company has waived capacity shortfall obligations from LSI. Should the interest of LSI in SMP fall below 49%, the Company may be required to make royalty payments to LSI under this patent license agreement. The Company has not made any royalty payments to LSI. The patent license agreement continues for as long as the joint venture agreement between the parties remains.
In 2017, we entered into a set of agreements with a joint venture partner related to the establishment of a joint venture in China to establish and operate a greenfield wafer production site. The parties contemplated that the manufacturing operations would be implemented in two phases. Due to a variety of factors, including unanticipated market conditions, the manufacturing operations did not proceed as planned and the parties have been working to wind-down operations of the joint venture. On April 26, 2021, we received a letter from our joint venture partner requesting that we share in its alleged losses and related costs incurred to support the joint venture. We recorded a provision of $34 million in June 2021. We engaged in negotiations with our joint venture partner to settle the claim and on November 2021 we resolved the claims consistent with the recorded provision. In August 2022, all shares owned by our joint venture partner have been transferred to GF Asia Investment.
On April 28, 2021, IBM sent us a letter alleging for the first time that we did not fulfill our obligations under the contracts we entered into with IBM in 2014 and 2015 associated with our acquisition of IBM’s Microelectronics division. IBM asserted that we engaged in fraudulent misrepresentations during the underlying negotiations, and claimed we owed them $2.5 billion in damages and restitution. On June 7, 2021, the Company filed a complaint with the New York State Supreme Court (the “Court”) seeking a declaratory judgment that the Company did not breach the relevant contracts. IBM subsequently filed its complaint with the Court on June 8, 2021. On September 14, 2021, the Court granted our motion to dismiss IBM’s claims of fraud, unjust enrichment and breach of the implied covenant of good faith and fair dealing. IBM appealed the dismissal of its fraud claim, and on April 7, 2022, the New York Appellate Division reversed the Court’s decision. The Company believes, based on discussions with legal counsel, that the Company has meritorious defenses against IBM’s claims. The Company disputes IBM’s claims and intends to vigorously defend against IBM. We do not currently anticipate this proceeding to have a material impact on our results of operations, financial condition, business and prospects